UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2023

SITIO ROYALTIES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41585	88-4140242
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1401 Lawrence Street, Suite 1750

Denver, Colorado 80202

(Address of principal executive office and Zip Code)

(720) 640-7620

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	STR	New York Stock Exchange
Warrants to purchase Class A common stock	STRXW	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02	Unregistered Sales of Equity Securities.

On June 14, 2023, Sitio Royalties Corp. (the “Company”) and Sitio Royalties Operating Partnership, LP (“Opco LP”) issued 2,508,490 shares of Class C common stock, par value $0.0001 per share, of the Company (the “Class C Common Stock”) and 2,508,490 common units representing limited partner interests in Opco LP (the “Opco LP Units”), in exchange for certain mineral and royalty interests (the “Acquisition”).

The issuance of the Opco LP Units and shares of Class C Common Stock were made in reliance on the exemption from registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof.

Pursuant to the Second Amended and Restated Agreement of Limited Partnership of Opco LP, dated as of June 7, 2022, amended as of December 28, 2022 and again amended as of June 14, 2023 (as amended, the “Opco LPA”), the Opco LP Units are redeemable on a one-for-one basis for shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) at the option of the holder, subject to the terms of the Opco LPA. Upon the redemption by any holder of Opco LP Units for shares of Class A Common Stock, a corresponding number of shares of Class C Common Stock held by such holder will be canceled.

The foregoing description of the Opco LPA is a summary only and is qualified in its entirety by reference to the agreement, first amendment to the agreement and second amendment to the agreement, copies of which are included as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

Registration Rights Agreement

In connection with the closing of the Acquisition, the Company entered into a customary registration rights agreement, pursuant to which the Company agreed to file within 60 days after the closing date and use commercially reasonable efforts to cause to become effective a registration statement or a post-effective amendment or prospectus supplement pursuant to a registration statement, as applicable, under the Securities Act, to permit the resale of the Class A Common Stock, into which the Opco LP Units and a corresponding number of shares of Class C Common Stock are redeemable.

The foregoing description of the registration rights agreement is a summary only and is qualified in its entirety by reference to the agreement, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Second Amendment to the Second Amended and Restated Agreement of Limited Partnership

In connection with the closing of the Acquisition, Sitio Royalties GP, LLC, a Delaware limited liability company and wholly owned subsidiary of STR Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company, entered into an amendment (the “Opco LPA Amendment”) to the Opco LPA, dated as of June 14, 2023, as the sole general partner of Opco LP.

The Opco LPA, after giving effect to the Opco LPA Amendment, provides, among other things, that Opco LP will be entitled to issue Opco LP Units to persons for consideration and on the terms and conditions as determined by the general partner in its sole discretion.

The foregoing description of the Opco LPA Amendment is a summary only and is qualified in its entirety by reference to the Opco LPA Amendment, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Registration Rights Agreement, dated as of June 14, 2023, by and among Sitio Royalties Corp., Sierra Energy Royalties, LLC and Source Energy Permian II, LLC.

10.1	Second Amended and Restated Agreement of Limited Partnership of Sitio Royalties Operating Partnership, LP, dated as of June 7, 2022 (incorporated by reference to Exhibit 10.3 to our predecessor’s Current Report on Form 8-K filed on June 10, 2022).

10.2	First Amendment to Second Amended and Restated Agreement of Limited Partnership of Sitio Royalties Operating Partnership, LP, dated as of December 28, 2022 (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on December 29, 2022).

10.3	Second Amendment to Second Amended and Restated Agreement of Limited Partnership of Sitio Royalties Operating Partnership, LP, dated as of June 14, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sitio Royalties Corp.

Date: June 15, 2023	By:	/s/ Brett Riesenfeld
	Name:	Brett Riesenfeld
	Title:	Executive Vice President, General Counsel and Secretary